Exhibit 99.1

ReachLocal Reports Second Quarter 2011 Results

International Revenue Grows 86% Year-over-Year

Direct Local Revenue Increases 37% Year-over-Year

Raises Adjusted EBITDA Guidance for the Year

(WOODLAND HILLS, CA) – August 2, 2011 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the second quarter ended June 30, 2011.

Management Commentary

“We are very pleased with our second quarter results, specifically that we posted Adjusted EBITDA of $4.1 million and Non-GAAP net income of $2.5 million,” said Zorik Gordon, President and CEO of ReachLocal.  “Continued growth in demand for ReachLocal’s leading suite of online advertising and marketing solutions for SMBs in combination with increased sales productivity propelled revenue growth of 32%, especially internationally where revenue grew 86% year over year. Building on this growth, we intend to expand into another European country before the end of the year, and into Asia by early 2012.”

“We had strong bottom line performance for the quarter despite continued investment in growing ReachLocal’s global sales force and product suite,” said CFO Ross Landsbaum.  “Given our strong Adjusted EBITDA results in the first half, we are raising our Adjusted EBITDA outlook for the year.”

Quarterly Results at a Glance

(Amounts in 000’s except key metrics and per share amounts)

	Q2 2011	Q2 2010	% Change
Revenue	$92,752	$70,362	32%
Net Loss	$(949)	$(2,394)	60%
Net Loss per Diluted Share	$(0.03)	$(0.09)	67%
Adjusted EBITDA	$4,062	$455	793%
Underclassmen Expense	$10,728	$8,679	24%
Cash Flow from Operations	$8,835	$6,956	27%
Non-GAAP Net Income (Loss)	$2,502	$(387)	747%
Non-GAAP Net Income (Loss) per Diluted Share	$0.08	$(0.02)	500%

Revenue by Channel and Geography:
Direct Local Revenue	$71,839	$52,323	37%
National Brands, Agencies and Resellers (NBAR) Revenue	$20,913	$18,039	16%
International Revenue (included above)	$20,670	$11,122	86%

Key Metrics (at period end):
Active Advertisers	18,700	16,700	12%
Active Campaigns	26,300	21,400	23%
Total Upperclassmen	330	246	34%
Total Underclassmen	439	395	11%
Total IMCs	769	641	20%

Business Outlook

The Company’s outlook for the third quarter of 2011 is as follows:

•	Revenues in the range of $100 to $103 million

•	Adjusted EBITDA in the range of $3.5 to $4.5 million

•	Ending Upperclassmen headcount of 345 to 365

•	Ending Underclassmen headcount of 435 to 455

•	Ending total IMC headcount of 780 to 820

The Company updated its outlook for fiscal year 2011 as follows:

•	Revenues in the range of $380 to $390 million

•	Adjusted EBITDA in the range of $12 to $14 million

•	Ending Upperclassmen headcount of 380 to 410

•	Ending Underclassmen headcount of 365 to 395

•	Ending total IMC headcount of 745 to 805

Conference Call and Webcast Information

The ReachLocal second quarter 2011 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Tuesday, August 2, 2011, during which the Company will provide forward-looking information. To participate on the live call, analysts and investors should dial 877-941-1427 at least ten minutes prior to the call.  ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

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Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics.  In addition to the Company’s GAAP results, Management also considers non-GAAP measures of net income (loss), net income (loss) per share, and Adjusted EBITDA.  Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures.  Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as each of these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as earnings before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs (including in the case of the February 2010 acquisition of SMB:LIVE, the amortization of acquired intangibles and the deferred cash consideration).  Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

•
Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

•
Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

•	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

•	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

•	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel.  As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

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Active Advertisers is a number the Company calculates to approximate the number of clients directly served through the Company’s Direct Local channel as well as clients served through the Company’s National Brands, Agencies and Resellers channel. The Company calculates Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which the Company does not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number the Company calculates to approximate the number of individual products or services the Company is managing under contract for Active Advertisers. For example, if the Company is performing both ReachSearch and ReachDisplay campaigns for a client, the Company considers that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, the Company considers that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934.  These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements.  Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including:  (i) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain its Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers; (iv) the Company’s ability to successfully enter new markets and manage its international expansion; (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (vi) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vii) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy.  More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K . The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.
ReachLocal, Inc.’s (NASDAQ:RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutions, including search engine marketing (ReachSearch™), Web presence (ReachCast™), display advertising (ReachDisplay™) and remarketing, online marketing analytics (TotalTrack®), and our out-of-the-box assisted chat service (TotalLiveChat™), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, “feet-on-the-street” sales force of Internet Marketing Consultants and select third party agencies and resellers. Bizzy™, a personalized local business recommendation engine, and DealOn™, a deal commerce company, are wholly owned subsidiaries of ReachLocal. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia, the United Kingdom and Germany.

Investor Relations:	Media Contact:
Alex Wellins	David Glaubke
The Blueshirt Group	Director of Corporate Communications
(415) 217-5861	ReachLocal, Inc.
alex@blueshirtgroup.com	(818) 936-9908
dglaubke@reachlocal.com

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REACHLOCAL, INC.
UNAUDITED BALANCE SHEETS
(in thousands, except per share data)

	June 30,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$85,423	$79,906
Short-term investments	8,212	8,208
Accounts receivable, net	3,105	3,295
Prepaid expenses and other current assets	1,915	2,376
Total current assets	98,655	93,785

Property and equipment, net	8,163	6,710
Capitalized software development costs, net	13,110	10,803
Restricted certificates of deposit	1,035	801
Intangible assets, net	3,894	2,963
Other assets	1,260	1,400
Goodwill	41,766	34,118
Total assets	$167,883	$150,580

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$28,714	$27,471
Accrued expenses	17,153	14,234
Deferred payment obligations	1,579	530
Deferred revenue and other liabilities	28,169	24,656
Total current liabilities	75,615	66,891

Deferred rent and deferred payment obligations	2,724	1,673
Total liabilities	78,339	68,564

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(87)	(87)
Additional paid-in capital	109,943	98,140
Accumulated deficit	(20,440)	(16,044)
Accumulated other comprehensive loss	128	7
Total stockholders’ equity	89,544	82,016
Total liabilities and stockholders’ equity	$167,883	$150,580

REACHLOCAL, INC.
UNAUDITED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Revenue	$92,752	$70,362	$176,810	$133,988
Cost of revenue	46,598	38,447	91,098	73,286
Operating expenses:
Selling and marketing	34,716	26,341	67,135	50,281
Product and technology	4,005	2,522	7,544	4,866
General and administrative	8,572	5,618	15,649	11,003
Total operating expenses	47,293	34,481	90,328	66,150
Loss from operations	(1,139)	(2,566)	(4,616)	(5,448)
Other income (expense), net	221	265	417	255
Loss before provision for income taxes	(918)	(2,301)	(4,199)	(5,193)
Provision (benefit) for income taxes	31	93	197	(545)
Net loss	$(949)	$(2,394)	$(4,396)	$(4,648)
Net loss per share available to common stockholders
Basic	$(0.03)	$(0.09)	$(0.15)	$(0.19)
Diluted	$(0.03)	$(0.09)	$(0.15)	$(0.19)
Weighted average common shares used in computation of net loss per share (5)
Basic	29,043	25,621	28,752	24,651
Diluted	29,043	25,621	28,752	24,651

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$65	$70	$116	$161
Selling and marketing	382	260	760	441
Product and technology	342	259	600	523
General and administrative	1,480	811	2,571	1,360
	$2,269	$1,400	$4,047	$2,485

Depreciation and amortization:
Cost of revenue	$201	$98	$357	$170
Selling and marketing	347	249	677	494
Product and technology	1,964	838	3,659	1,508
General and administrative	314	262	612	509
	$2,826	$1,447	$5,305	$2,681

REACHLOCAL, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)
	Six Months Ended June 30,

	2011	2010
Cash flow from operating activities:
Net loss	$(4,396)	$(4,648)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,305	2,681
Stock-based compensation, net	4,047	2,485
Provision for doubtful accounts	111	46
Provision for deferred income taxes	-	(702)
Accrual of interest on deferred payment obligations	15	(55)
Changes in operating assets and liabilities:
Accounts receivable	189	(573)
Prepaid expenses and other current assets	240	(492)
Other assets	153	(69)
Accounts payable and accrued liabilities	3,662	5,985
Deferred revenue and deferred payment obligations	3,538	4,827
Net cash provided by operating activities	12,864	9,485

Cash flow from investing activities:
Additions to property, equipment and software	(6,812)	(4,166)
Purchase of DealOn, net of acquired cash	(5,793)	-
Purchase of SMB:LIVE, net of acquired cash	-	(2,753)
Payment of deferred obligations	(165)	(5,853)
Purchases of certificates of deposit	(57)	-
Purchases of short term investments	(85)	(24)
Net cash used in investing activities	(12,912)	(12,796)

Cash flow from financing activities:
Proceeds from exercise of stock options	4,909	171
Proceeds from initial public offering	-	47,648
Deferred offering costs	-	(3,816)
Net cash provided by (used in) financing activities	4,909	44,003

Effect of exchange rates on cash	656	(292)

Net change in cash and cash equivalents	5,517	40,400
Cash and cash equivalents—beginning of period	79,906	35,379

Cash and cash equivalents—end of period	$85,423	$75,779

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Reconciliation of Adjusted EBITDA to Loss from operations
(in thousands)
Loss from operations	$(1,139)	$(2,566)	$(4,616)	$(5,448)
Add:
Depreciation and amortization	2,826	1,447	5,305	2,681
Stock-based compensation, net	2,269	1,400	4,047	2,485
Acquisition and integration costs	106	174	520	509
Adjusted EBITDA (1)	$4,062	$455	$5,256	$227

Underclassmen Expense (2)	$10,728	$8,679	$21,124	$16,485

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2011 and 2010
(in thousands, except per share amounts)

	Three Months Ended June 30, 2011				Three Months Ended June 30, 2010
		Adjustments:				Adjustments:
	GAAP Operating Results “As Reported”	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results “As Reported”	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$92,752	-	-	$92,752	$70,362			$70,362

Cost of revenue	46,598	(65)	(144)	46,389	38,447	(70)	-	38,377

Operating expenses:
Sales and marketing	34,716	(382)	-	34,334	26,341	(260)	(3)	26,078
Product and technology	4,005	(725)	(416)	2,864	2,522	(308)	(341)	1,873
General and administrative	8,572	(1,480)	(225)	6,867	5,618	(811)	(214)	4,593
Total Operating expenses	47,293	(2,587)	(641)	44,065	34,481	(1,379)	(558)	32,544
Income (Loss) from operations	(1,139)	2,652	785	2,298	(2,566)	1,449	558	(559)
Other income, net	221	-	14	235	265	-	-	265
Income (Loss) before provision for income taxes	(918)	2,652	799	2,533	(2,301)	1,449	558	(294)
Provision for income tax	31	-	-	31	93	-	-	93
Net Income (Loss)	$(949)	2,652	799	$2,502	$(2,394)	1,449	558	$(387)

Net income (loss) per share
Basic	$(0.03)			$0.09	$(0.09)			$(0.02)
Diluted	$(0.03)			$0.08	$(0.09)			$(0.02)

Weighted average shares outstanding (5)
Basic	29,043			29,043	25,621			25,621
Diluted	29,043			31,289	25,621			25,621

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2011 and 2010
(in thousands, except per share amounts)

	Six Months Ended June 30, 2011				Six Months Ended June 30, 2010
		Adjustments:				Adjustments:
	GAAP Operating Results “As Reported”	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results “As Reported”	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$176,810	-	-	$176,810	$133,988	-	-	$133,988

Cost of revenue	91,098	(116)	(144)	90,838	73,286	(161)	-	73,125

Operating expenses:
Sales and marketing	67,135	(760)	-	66,375	50,281	(441)	(7)	49,833
Product and technology	7,544	(1,274)	(730)	5,540	4,866	(621)	(472)	3,773
General and administrative	15,649	(2,571)	(795)	12,283	11,003	(1,360)	(670)	8,973
Total Operating expenses	90,328	(4,605)	(1,525)	84,198	66,150	(2,422)	(1,149)	62,579
Income (Loss) from operations	(4,616)	4,721	1,669	1,774	(5,448)	2,583	1,149	(1,716)
Other income, net	417	-	14	431	255	-	-	255
Income (Loss) before provision for income taxes	(4,199)	4,721	1,683	2,205	(5,193)	2,583	1,149	(1,461)
Provision (benefit) for income tax	197	-	-	197	(545)	-	701	156
Net Income (Loss)	$(4,396)	4,721	1,683	$2,008	$(4,648)	2,583	448	$(1,617)

Net income (loss) per share
Basic	$(0.15)			$0.07	$(0.19)			$(0.07)
Diluted	$(0.15)			$0.06	$(0.19)			$(0.07)

Weighted average shares outstanding (5)
Basic	28,752			28,752	24,651			24,651
Diluted	28,752			31,365	24,651			24,651

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses and excluding, when applicable, non-cash stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

(2) Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4) Acquisition Related Costs:  Acquisition related costs, including the amortization of acquired intangibles and the deferred cash consideration for the SMB:Live and DealOn acquisitions, are excluded from the Non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5) Weighted average shares outstanding:  The weighted average shares outstanding prior to the initial public offering date of May 19, 2010 have been retroactively adjusted to reflect the conversion of the Company's preferred stock into common stock.  The periods after the initial public offering reflect the actual shares outstanding.